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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          May 27, 1999
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                                    UST Inc.
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                          0-17506                    06-1193986
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(State or Other Jurisdiction        (Commission              (IRS Employer
   of Incorporation)                File Number)             Identification No.)


100 West Putnam Avenue, Greenwich, Connecticut                     06830
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code      (203) 661-1100
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ITEM 5.  OTHER EVENTS.

         On May 27, 1999, Registrant issued a press release announcing the consummation of a private offering to qualified institutional buyers of $200 million of 7.25% Senior Notes due June 1, 2009 and $40 million of Floating Rate Senior Notes due June 1, 2009. A copy of the press release is filed herewith as Exhibit 99.

         The securities sold have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold within the United States absent registration or an applicable exemption from the registration requirements under the Act.

ITEM 7.  EXHIBITS.

    (c)  Exhibits

         99. Registrant's press release issued on May 27, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         UST Inc.
                                                 ---------------------------
                                                        (Registrant)

Date: June 4, 1999                               By: /s/ Debra A. Baker
                                                    ------------------------
                                                 Name:    Debra A. Baker
                                                 Title:   Senior Vice President
                                                          and Secretary